UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      December 29, 2004
                                                --------------------------------



                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)



           Delaware                    333-109285               56-193-0085
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)



214 North Tryon Street, Charlotte, North Carolina                  28255
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   (Address of principal executive offices)                      (Zip Code)



Registrant's Telephone Number, including area code        (704) 386-2400
                                                   -----------------------------




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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events
            ------------

            On December 29, 2004, Banc of America Funding Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2004-D, Class 1-A-1, Class 1-A-R, Class 1-A-LR, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 5-A-2, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $[_______]. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated December 29, 2004, among the Registrant, Wells Fargo Bank, N.A., as a master servicer and securities administrator, Washington Mutual Mortgage Securities Corp., as a master servicer and representing party, and Wachovia Bank, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2004-D, Class B-4, Class B-5 and Class B-6, having an aggregate initial principal balance of $[_______] (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate [__]% undivided interest in a trust (the "Trust"), consisting principally of five pools of adjustable interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates, distributions on which are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the class balances of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of class balance on any Distribution Date will be made to the extent that the applicable Pool Distribution Amount or Amounts is sufficient therefor.

            Elections will be made to treat the Trust as multiple REMICs for federal income tax purposes (each, a "REMIC"). The Certificates (other than the Class 1-A-R and Class 1-A-LR Certificates) will be treated as "regular interests" in the Upper-Tier REMIC and the Class 1-A-R and Class 1-A-LR Certificates will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------------                      -----------
    (EX-4)                             Pooling and Servicing Agreement, dated
                                       December 29, 2004, among Banc of America
                                       Funding Corporation, Wells Fargo Bank,
                                       N.A., as a master servicer and
                                       securities administrator, Washington
                                       Mutual Mortgage Securities Corp, as a
                                       master servicer and representing party,
                                       and Wachovia Bank, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA FUNDING CORPORATION


December 29, 2004



                                       By:   /s/ Scott Evans
                                          -------------------------------------
                                          Name:  Scott Evans
                                          Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.                 Description                           Electronic (E)
-----------                 -----------                           --------------

   (EX-4)                   Pooling and Servicing Agreement,            E
                            dated December 29, 2004 among
                            Banc of America Funding
                            Corporation, Wells Fargo Bank,
                            N.A., as a master servicer and
                            securities administrator,
                            Washington Mutual Mortgage
                            Securities Corp., as a master
                            servicer and representing party,
                            and Wachovia Bank, National
                            Association, as trustee.